UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2007

Campbell Strategic Allocation Fund, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-22260	52-1823554

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

210 West Pennsylvania Avenue, Suite	21204
770, Towson, Maryland

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	410-296-3301

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Please see the attached press release dated April 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Campbell Strategic Allocation Fund, L.P.

April 3, 2007	By: Theresa D. Becks
Name: Theresa D. Becks
Title: President, Chief Executive Officer
Campbell & Company, Inc., Trustee for the
Campbell & Company, Inc., Managing Operator

Exhibit Index

Exhibit No	Description

99	Please see the attached press release dated April 3, 2007